Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Amendment”) is made as of June 8, 2011 by and among Central Garden & Pet Company, a Delaware corporation (the “Company”), the institutions listed on the signature pages hereto and JPMorgan Chase Bank, National Association, as the administrative agent for the “Lenders” referred to below (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the “Credit Agreement” referred to below.

W I T N E S S E T H:

WHEREAS, the signatories hereto, other than the financial institutions party hereto that are designated as “New Lenders” on the signature pages hereto (such financial institutions, the “New Lenders”), are parties to that certain Amended and Restated Credit Agreement, dated as of June 25, 2010, among the Company, the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto (including any New Lenders, the “Lenders”) and the Administrative Agent (as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Credit Agreement”); and

WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent have agreed to the following amendments to the Credit Agreement.

1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 is hereby amended to add the following new definition in the appropriate alphabetical location:

“First Amendment Effective Date” means June 8, 2011.

(b) The definition of “Aggregate Revolving Commitment” appearing in Section 1.01 is hereby amended and restated in their entirety as follows:

“Aggregate Revolving Commitment” means the aggregate of the Revolving Commitments of all of the Lenders, as reduced or increased from time to time pursuant to the terms and conditions of this Agreement. As of the First Amendment Effective Date, the Aggregate Revolving Commitment is $375,000,000.

(c) The definition of “Applicable Rate” appearing in Section 1.01 is hereby amended to (x) replace the table appearing therein with the table appearing below:

Pricing Level:	Total Leverage Ratio:	Revolving Loan Eurocurrency Spread and Letter of Credit Participation Fees:	Revolving Loan ABR Spread:	Commitment Fee Rate:
Level I	< 1.75 to 1.00	1.75%	0.75%	0.30%
Level II	> 1.75 to 1.00 but < 2.25 to 1.00	2.00%	1.00%	0.35%
Level III	> 2.25 to 1.00 but < 2.75 to 1.00	2.25%	1.25%	0.40%
Level IV	> 2.75 to 1.00 but < 3.25 to 1.00	2.50%	1.50%	0.45%
Level V	> 3.25 to 1.00	2.75%	1.75%	0.50%

and

(y) replace clause (c) thereof with clause (c) appearing below:

(c) notwithstanding the foregoing, Pricing Level V shall be deemed to be applicable for the period from the First Amendment Effective Date until the Administrative Agent’s receipt of the applicable Financials for the Company’s first fiscal quarter ending after the First Amendment Effective Date and adjustments to the Pricing Level then in effect shall thereafter be effected in accordance with the preceding paragraphs.

(d) The definition of “Revolving Loan Maturity Date” appearing in Section 1.01 is hereby amended and restated in its entirety as follows:

“Revolving Loan Maturity Date” means June 8, 2016.

(e) Section 6.15(a) of the Credit Agreement is hereby amended to replace the reference to “2.75 to 1.00” appearing at the end thereof with a reference to “2.50 to 1.00”.

(f) Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety as set forth on and attached as Annex I hereto.

2. Commitment Increase; New Lenders; Departing Lenders.

(a) Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Aggregate Revolving Commitment shall be increased to $375,000,000, and the Revolving Commitments of the Lenders shall be restated to the extent reflected on the restated Schedule 2.01 attached as Annex I hereto.

(b) Each New Lender is entering into this Amendment and the Credit Agreement as a new Lender under the Credit Agreement. Upon the effectiveness hereof, each New Lender:

(i) shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder and shall be a Lender for all purposes under the Loan Documents.

(ii) represents and warrants that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to become a Lender under the Credit Agreement on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender;

(iii) agrees that it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; and

(iv) appoints and authorizes the Administrative Agent to take such action as contractual representative on its behalf and to exercise such powers under the Credit Agreement and the Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

(c) The parties hereto hereby acknowledge and agree that CIBC, Inc. (the “Departing Lender”) is entering into this Amendment solely to evidence its exit from the Credit Agreement. Upon the effectiveness hereof (including, without limitation, the payment described in Section 3(f) below), (i) the Departing Lender shall no longer constitute a “Lender” for all purposes under the Loan Documents (and the defined term “Lenders” in the Credit Agreement shall exclude the Departing Lender) as evidenced by its execution and delivery of its signature page hereto, (ii) the Departing Lender shall no longer be a party to the Credit Agreement, (iii) the Departing Lender shall no longer have any obligations under any of the Loan Documents and shall be released from any obligation or liability under the Credit Agreement and (iv) the Departing Lender’s “Commitment” under the Credit Agreement shall be immediately terminated and be of no further force and effect, in each case, without further action required on the part of any Person. Without limiting the foregoing, the parties hereto (including the Departing Lender) hereby agree that the consent of such Departing Lender shall be limited to the acknowledgements and agreements set forth in this Section 2(c) and shall not be required as a condition to the effectiveness of any other amendments set forth herein.

3. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof if, and only if on such date:

(a) The Administrative Agent shall have received duly executed copies of this Amendment from the Company and each Lender (including each New Lender and each Departing Lender);

(b) The Administrative Agent has received duly executed copies of the Reaffirmation in the form of Exhibit A attached hereto from each Subsidiary Guarantor;

(c) The Administrative Agent shall have received a secretary’s certificate of each Borrower and Subsidiary Guarantor confirming or supplementing the matters set forth in the most recent secretary’s certificate delivered by such Borrower or Subsidiary Guarantor in connection with the Credit Agreement, which certificate shall certify resolutions of the board of directors of such Borrower or Subsidiary Guarantor authorizing the execution, delivery and performance of the Amendment and the Loan Documents (after giving effect to the Amendment);

(d) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the date hereof) of (i) Orrick, Herrington & Sutcliffe LLP, special counsel for the Loan Parties, addressing matters of California, New York and Delaware law, and (ii) local Arizona, Georgia and Wisconsin counsel for the domestic Loan Parties which are Material Subsidiaries or Subsidiaries that are required to be Subsidiary Guarantors as of the date hereof in order for the Company to comply with Section 6.14 of the Credit Agreement, in each case, with respect to general corporate and organizational matters, due authorization, execution and delivery of the Amendment, absence of conflicts with law and material agreements, no disturbance of prior security interest, the enforceability of this Amendment and the Credit Agreement (as amended by the Amendment) and such other matters as the Administrative Agent shall reasonably request;

(e) the Administrative Agent shall have administered the reallocation of the Revolving Credit Exposures on the effective date of such increase ratably among the Revolving Lenders (including the New Lenders) after giving effect to the increase to the Aggregate Revolving Commitment; provided, that (i) the Company hereby agrees to compensate the Lenders for all losses, expenses and liabilities incurred by any Lender (including any Departing Lender) in connection with the sale or assignment of any Eurocurrency Loan resulting from such reallocation on the terms and in the manner set forth in Section 2.16 of the Credit Agreement, and (ii) the Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in the Credit Agreement shall not apply to the reallocation of Revolving Credit Exposures effected pursuant to this clause (e);

(f) the Departing Lender shall have received payment in full in cash in immediately available funds of all of the Obligations owing to it under the Credit Agreement;

(g) The Administrative Agent shall have received any and all documentation required to be delivered by each New Lender pursuant to the terms of the Credit Agreement, duly completed and executed by such New Lender;

(h) The Administrative Agent shall have received all fees and expenses of the Administrative Agent (including, to the extent invoiced, attorneys’ fees and expenses) in connection with the Credit Agreement (including this Amendment); and

(i) The Lead Arrangers and the Administrative Agent, including for the benefit of the Lenders (other than the Departing Lender), shall have received all fees payable in connection with the Credit Agreement (including this Amendment) as separately agreed.

4. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) The Company has the power and authority and legal right to execute and deliver this Amendment and the Credit Agreement (as modified hereby) and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Amendment and the performance of its obligations hereunder and under the Credit Agreement (as modified hereby) have been duly authorized by proper proceedings, and this Amendment and the Credit Agreement (as modified hereby) constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Neither the execution and delivery by the Company of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or of the Credit Agreement (as modified hereby) (i) will require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries or any order of any Governmental Authority, (iii) will violate or result in a default under any indenture, agreement or other instrument evidencing Material Indebtedness binding upon the Company or any of its Subsidiaries or its assets (including, without limitation, the Senior Subordinated Note Indenture and the Senior Subordinated Notes), or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries or (iv) will result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries, other than Liens created under the Loan Documents.

(c) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement (as modified hereby) and the other Loan Documents are true and correct in all material respects (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

5. Reference to and Effect on the Credit Agreement and Loan Documents.

(a) Upon the effectiveness of this Amendment, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) The Company (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Company arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any modification of any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

6. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

8. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by means of facsimile or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

*******

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CENTRAL GARDEN & PET COMPANY,
as the Company

By:	/s/ Lori Varlas
Name:	Lori Varlas
Title:	Senior Vice President, Chief Financial Officer and Secretary

Signature Page to Amendment No. 1

to Central Garden & Pet Company Amended and Restated Credit Agreement

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Administrative Agent, the Issuing Bank, the Swingline Lender and a Lender

By:	/s/ Alex Rogin
Name:	Alex Rogin
Title:	Vice President

Signature Page to Amendment No. 1

to Central Garden & Pet Company Amended and Restated Credit Agreement

SUNTRUST BANK,
as a Lender

By:	/s/ Gordon R. Watt
Name:	Gordon R. Watt
Title:	Managing Director

Signature Page to Amendment No. 1

to Central Garden & Pet Company Amended and Restated Credit Agreement

BANK OF THE WEST,
as a Lender

By:	/s/ Phitsanu J. Kochaphum
Name:	Phitsanu J. Kochaphum
Title:	Regional Vice President

Signature Page to Amendment No. 1

to Central Garden & Pet Company Amended and Restated Credit Agreement

GENERAL ELECTRIC CAPITAL CORPORATION,
as a Lender

By:	/s/ Scott J. Lorimer
Name:	Scott J. Lorimer
Title:	Its Duly Authorized Signatory

Signature Page to Amendment No. 1

to Central Garden & Pet Company Amended and Restated Credit Agreement

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL” NEW YORK BRANCH, as a Lender

By:	/s/ Marina Kremer
Name:	Marina Kremer
Title:	Executive Director

By:	/s/ Sue Chen-Holms
Name:	Sue Chen-Holms
Title:	Vice President

Signature Page to Amendment No. 1

to Central Garden & Pet Company Amended and Restated Credit Agreement

COBANK, ACB, as a Lender

By:	/s/ Alan V. Schuler
Name:	Alan V. Schuler
Title:	Vice President

Signature Page to Amendment No. 1

to Central Garden & Pet Company Amended and Restated Credit Agreement

BARCLAYSS BANK PLC, as a New Lender

By:	/s/ Diane Rolfe
Name:	Diane Rolfe
Title:	Director

Signature Page to Amendment No. 1

to Central Garden & Pet Company Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By:	/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Director

Signature Page to Amendment No. 1

to Central Garden & Pet Company Amended and Restated Credit Agreement

UNION BANK, N.A., as a Lender

By:	/s/ Elizabeth Gallagher
Name:	Elizabeth Gallagher
Title:	Assistant Vice President

Signature Page to Amendment No. 1

to Central Garden & Pet Company Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kurban H. Merchant
Name:	Kurban H. Merchant
Title:	Vice President

Signature Page to Amendment No. 1

to Central Garden & Pet Company Amended and Restated Credit Agreement

COMERICA BANK,
as a New Lender

By:	/s/ Steve D. Clear
Name:	Steve D. Clear
Title:	Vice President

Signature Page to Amendment No. 1

to Central Garden & Pet Company Amended and Restated Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Dusan Lazarov
Name:	Dusan Lazarov
Title:	Director

By:	/s/ Vincent D’Amore
Name:	Vincent D’Amore
Title:	Director

Signature Page to Amendment No. 1

to Central Garden & Pet Company Amended and Restated Credit Agreement

The undersigned Departing Lender hereby acknowledges and agrees that, from and after the First Amendment Effective Date (as defined in this Amendment), it is no longer a party to the Credit Agreement.

CIBC, INC.,

By:	/s/ Eoin Roche
Name:	Eoin Roche
Title:	Executive Director

By:	/s/ Robert Casey
Name:	Robert Casey
Title:	Executive Director

Signature Page to Amendment No. 1

to Central Garden & Pet Company Amended and Restated Credit Agreement

ANNEX I

SCHEDULE 2.01

COMMITMENTS

Revolving Commitments

LENDER	REVOLVING COMMITMENT
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION	$47,500,000
SUNTRUST BANK	$47,500,000
BANK OF THE WEST	$42,500,000
GENERAL ELECTRIC CAPITAL CORPORATION	$42,500,000
COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL” NEW YORK BRANCH	$32,500,000
COBANK, ACB	$32,500,000
BARCLAYS BANK PLC	$27,500,000
BANK OF AMERICA, N.A.	$25,000,000
UNION BANK, N.A.	$22,500,000
U.S. BANK NATIONAL ASSOCIATION	$22,500,000
COMERICA BANK	$20,000,000
DEUTSCHE BANK AG NEW YORK BRANCH	$12,500,000

AGGREGATE REVOLVING COMMITMENT	$375,000,000

EXHIBIT A

Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 1, dated as of June 8, 2011 (the “Amendment”), to the Amended and Restated Credit Agreement, dated as of June 25, 2010, by and among Central Garden & Pet Company, a Delaware corporation (the “Company”), the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as the administrative agent for the Lenders (the “Administrative Agent”) (as amended by the Amendment, and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified, the “Credit Agreement”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Each of the undersigned, by its signature below, hereby (a) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (b) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Collateral Documents and the other Loan Documents to which it is a party, (c) reaffirms all of its obligations under the Loan Documents to which it is a party, (d) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents, and (e) acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in any Loan Document shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified. The Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

Each of the undersigned hereby represents and warrants for itself on and as of the date hereof that each representation and warranty by the undersigned in each Loan Document to which it is a party is true and correct in all material respects, except to the extent that such representation or warranty expressly relates to an earlier date (in which case such representation and warranty shall be true and correct in all material respects as of such earlier date).

All references to the Credit Agreement contained in the Loan Documents shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, restated or otherwise modified.

Dated as of June 8, 2011

IN WITNESS WHEREOF, this Reaffirmation has been duly executed as of the date first written above.

ALL-GLASS AQUARIUM CO., INC.
B2E BIOTECH, LLC
B2E CORPORATION
FARNAM COMPANIES, INC.
FOUR PAWS PRODUCTS, LTD.
CEDAR WORKS, LLC
GRANT LABORATORIES, INC.
GRO TEC, INC.
GULFSTREAM HOME & GARDEN, INC.
INTERPET USA, LLC
KAYTEE PRODUCTS INCORPORATED
MATSON, LLC
MATTHEWS REDWOOD AND NURSERY SUPPLY, INC.
NEW ENGLAND POTTERY, LLC
PENNINGTON SEED, INC.
PENNINGTON SEED, INC. OF NEBRASKA
PETS INTERNATIONAL, LTD.
SEEDS WEST, INC.
T.F.H. PUBLICATIONS, INC.
WELLMARK INTERNATIONAL

For each of the foregoing entities:

By:
Name:	[ ]
[ ]

Signature Page to Reaffirmation